UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – May 11, 2011 (May 10, 2011)

COOPER-STANDARD HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	333-123708	20-1945088
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

39550 Orchard Hill Place Drive, Novi, Michigan	48375
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (248) 596-5900

Check the appropriate box below in the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Cooper-Standard Holdings Inc. (the “Company”) was held on May 10, 2011. A total of 22,897,826 shares of common and preferred stock (voting with the common stock, as a single class, on an as converted basis) were eligible to vote at the Annual Meeting. The matters voted on at the Annual Meeting were as follows:

1. Election of Directors:

The following individuals were elected to the Board of Directors for a term of one year expiring at the 2012 Annual Meeting of stockholders.

Name	Votes For	Withheld	Broker Non-Votes
Orlando A. Bustos	13,767,269	577,558	779,823
Larry J. Jutte	14,223,831	120,996	779,823
Jeffrey E. Kirt	13,391,558	953,269	779,823
David J. Mastrocola	13,751,324	593,503	779,823
James S. McElya	14,223,831	120,996	779,823
Stephen A. Van Oss	14,223,831	120,996	779,823
Kenneth L. Way	14,223,776	121,051	779,823

The nominations were made by the Board of Directors and no other nominations were made by any stockholder.

2. Selection of Auditors:

The stockholders voted to ratify the appointment by the Company’s Audit Committee of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2011.

Votes For	Votes Against	Abstentions
15,038,569	83	85,998

3. Advisory (non-binding) vote on the executive compensation of the Company’s named executive officers:

The stockholders voted in favor of the compensation of the Company’s named executive officers as disclosed in the proxy statement for the 2011 Annual Meeting of Stockholders.

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,807,236	537,390	201	779,823

4. Advisory (non-binding) vote on the frequency of the advisory vote on the executive compensation of the Company’s named executive officers:

The stockholders voted to recommend that the Company include an advisory vote on the compensation of the Company’s named executive officers pursuant to the rules of the Securities and Exchange Commission every 3 years.

One Year	Two Years	Three Years	Abstentions
7,130,814	50	7,213,796	167

In accordance with the stockholder voting results, in which every “Three Years” received the majority of the votes cast on the frequency of the advisory vote on executive compensation proposal, and the Board of Directors’ recommendation in the Proxy Statement for the 2011 Annual Meeting, the Company’s Board of Directors has determined that future stockholder advisory (non-binding) votes on executive compensation will occur every three years. Accordingly, the next stockholder advisory (non-binding) vote on executive compensation is scheduled to be held at the Company’s 2014 Annual Meeting of Stockholders. The next required stockholder advisory (non-binding) vote regarding the frequency interval is scheduled to be held in six years at the Company’s 2017 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COOPER-STANDARD HOLDINGS INC.

/s/ Timothy W. Hefferon
Name:	Timothy W. Hefferon

Title:	Vice President, General Counsel and Secretary

Dated: May 11, 2011